                                                                      Exhibit 13


                               PURCHASE AGREEMENT




         ING Funds Trust, a Delaware business trust (the "Trust"), and ING America Insurance Holdings, Inc. hereby agree as follows:

         1. The Trust hereby offers and ING America Insurance Holdings, Inc. hereby purchases shares (the "Original Shares"), par value $.001 per share, of each portfolio ("Fund") of the Trust as indicated on Exhibit A, attached hereto. ING America Insurance Holdings, Inc. hereby acknowledges receipt of a purchase confirmation reflecting the purchase of the Shares, and the Trust hereby acknowledges receipt from ING America Insurance Holdings, Inc. in the amount of $100,000 in full payment for the Original Shares.

         2. ING America Insurance Holdings, Inc. represents and warrants to the Trust that the Original Shares are being acquired for investment purposes and not with a view to the distribution thereof.

         IN WITNESS WHEREOF, the parties hereto have executed this agreement this 26th day of October, 1998.


                                                   ING FUNDS TRUST

Attest:


/s/ Charles Eng                                    By: /s/ Donald E. Brostrom
------------------------                              -------------------------
                                                   Name: Donald E. Brostrom
                                                   Title: CFO

                                                   ING AMERICA INSURANCE
                                                    HOLDINGS, INC.
Attest:

/s/ Fran E. Young                                  By: /s/ David Pendergrass
------------------------                              -------------------------
                                                   Name: David Pendergrass
                                                   Title: VP & Treasurer

                                                                       EXHIBIT A


------------------------------------------------------------------------------------------------------------------
NAME OF FUND                                 NUMBER OF SHARES                    PRICE PER SHARE
------------------------------------------------------------------------------------------------------------------
ING Money Market Fund
         Class A                                    2,380.960                          $1.00
         Class B                                    2,380.950                          $1.00
         Class C                                    2,380.950                          $1.00
------------------------------------------------------------------------------------------------------------------
ING Intermediate Bond Fund
         Class A                                      238.096                          $10.00
         Class B                                      238.095                          $10.00
         Class C                                      238.095                          $10.00
------------------------------------------------------------------------------------------------------------------
ING High Yield Bond Fund
         Class A                                      238.096                          $10.00
         Class B                                      238.095                          $10.00
         Class C                                      238.095                          $10.00
------------------------------------------------------------------------------------------------------------------
ING International Bond Fund
         Class A                                      238.096                          $10.00
         Class B                                      238.095                          $10.00
         Class C                                      238.095                          $10.00
------------------------------------------------------------------------------------------------------------------
ING Large Cap Growth Fund
         Class A                                      238.096                          $10.00
         Class B                                      238.095                          $10.00
         Class C                                      238.095                          $10.00
------------------------------------------------------------------------------------------------------------------
ING Growth and Income Fund
         Class A                                      238.096                          $10.00
         Class B                                      238.095                          $10.00
         Class C                                      238.095                          $10.00
------------------------------------------------------------------------------------------------------------------
ING Mid Cap Growth Fund
         Class A                                      238.096                          $10.00
         Class B                                      238.095                          $10.00
         Class C                                      238.095                          $10.00
------------------------------------------------------------------------------------------------------------------
ING Small Cap Growth Fund
         Class A                                      238.096                          $10.00
         Class B                                      238.095                          $10.00
         Class C                                      238.095                          $10.00
------------------------------------------------------------------------------------------------------------------
ING Global Brand Names Fund
         Class A                                      238.095                          $10.00
         Class B                                      238.095                          $10.00
         Class C                                      238.095                          $10.00
------------------------------------------------------------------------------------------------------------------
ING International Equity Fund
         Class A                                      238.095                          $10.00
         Class B                                      238.095                          $10.00
         Class C                                      238.095                          $10.00
------------------------------------------------------------------------------------------------------------------
ING European Equity Fund
         Class A                                      238.095                          $10.00
         Class B                                      238.095                          $10.00
         Class C                                      238.095                          $10.00
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
NAME OF FUND                                 NUMBER OF SHARES                    PRICE PER SHARE
------------------------------------------------------------------------------------------------------------------
ING Tax Efficient Equity Fund
         Class A                                      238.096                          $10.00
         Class B                                      238.095                          $10.00
         Class C                                      238.095                          $10.00
------------------------------------------------------------------------------------------------------------------
ING Focus Fund
         Class A                                      238.096                          $10.00
         Class B                                      238.095                          $10.00
         Class C                                      238.095                          $10.00
------------------------------------------------------------------------------------------------------------------
ING Global Information
  Technology Fund
         Class A                                      238.095                          $10.00
         Class B                                      238.095                          $10.00
         Class C                                      238.095                          $10.00
------------------------------------------------------------------------------------------------------------------